UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 10, 2007
MAKEMUSIC, INC.
(Exact name of registrant as specified in its charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-26192 (Commission File Number)	41-1716250 (IRS Employer Identification No.)

7615 Golden Triangle Drive, Suite M
Eden Prairie, Minnesota 55344-3848
(Address of Principal Executive Offices) (Zip Code)

(952) 937-9611
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Disclosure of Results of Operations and Financial Condition.
     On October 10, 2007, MakeMusic, Inc. issued a press release announcing SmartMusic® subscription levels for the quarter ended September 30, 2007. The press release also announced that the number of teachers using the Company’s SmartMusic Impact™ system increased during the quarter, compared to the same period in 2006, and that the Company launched its SmartMusic Site Subscription program during the 2007 third quarter. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.
Item 8.01 Other Events
     The information set forth in Item 2.02 above regarding the press release and product performance during the 2007 third quarter is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
           (a) Financial statements: None.
           (b) Pro forma financial information: None.
           (c) Exhibits:
                99.1 Press release dated October 10, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 16, 2007

MAKEMUSIC, INC.
/s/ Karen VanDerBosch
Karen VanDerBosch
Chief Financial Officer